UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4531315941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2023, LiqTech International, Inc., a Nevada corporation (the “Company”), filed an amendment (the "Amendment") to its Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 12,500,000 shares to 50,000,000 shares, pursuant to the Company’s filing of a Certificate of Amendment (the “Certificate”) with the Nevada Secretary of State, in accordance with Nevada Revised Statutes 78.209. As further described below, the Amendment was approved by the Company’s stockholders at the Company's annual meeting of stockholders (the “Annual Meeting”) on November 9, 2023.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07  Submission of matters to a vote of security holders.

On November 9, 2023, the Company held its Annual Meeting. A total of 3,892,956 shares of the Company’s Common Stock were present or represented by proxy at the Annual Meeting, representing approximately sixty-eight percent (68%) of the outstanding Common Stock as of September 19, 2023, the record date for the Annual Meeting.

At the Annual Meeting, three (3) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Alexander Buehler, Fei Chen, Peyton Boswell, Richard Meeusen, and Martin Kunz for terms until the next succeeding annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders elected the five (5) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Alexander Buehler	2,799,173	103,166	990,617
Fei Chen	2,812,764	89,575	990,617
Peyton Boswell	2,743,839	158,500	990,617
Richard Meeusen	2,738,666	163,673	990,617
Martin Kunz	2,814,293	88,046	990,617

Proposal No. 2: The stockholders voted to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 12,500,000 shares to 50,000,000 shares and such amendment was approved by the following votes:

Votes For	3,613,063
Votes Against	267,823
Abstentions	12,070

Proposal No. 3: The stockholders ratified Sadler, Gibb & Associates, LLC as the Company’s independent registered accounting firm by the following votes:

Votes For	3,669,509
Votes Against	5,471
Abstentions	217,976

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
3.1	Certificate of Amendment	Filed herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: November 15, 2023	/s/ Simon Stadil
Simon Stadil
Chief Financial Officer